Exhibit 10.6

Supplement Agreement to Lease Agreement

This Supplement Agreement for the Lease Agreement (the “Supplement Agreement”) was made by and between Shanghai Kaihong Electronic Co., Ltd., with registered address at Xingqiao Town, Songjiang County, Shanghai, People’s Republic of China (“Party A”) and Shanghai Ding Hong Electronic Co, Ltd., with registered address at No. 999 Chen Chun Road, Xingqiao Town, Songjiang County, Shanghai, People’s Republic of China (“Party B”), and was signed in Shanghai on September     , 2013.

WHEREAS, Party A and Party signed a Lease Agreement (the “Original Lease Agreement”) on January 1, 2002 in Shanghai but did not specify the lease address in the Original Lease Agreement;

NOW THEREFORE, in consideration of the premise and of the mutual covenants contained in this Supplement Agreement, the both parties agree as follows:

Previously, “A Building” as specified in the Original Lease Agreement meant (a) the original facility located within a plot of land at No. 375 Songjiang district, city of Shanghai; and (b) the electricity supply facility located within a plot of land at No. 375 Songjiang district, city of Shanghai. The Supplement Agreement shall hereby define “A Building” to be (a) the original facility located at No. 999 Chen Chun Road, Xingqiao Town, Songjiang County, Shanghai (a plot of land at No. 375 Songjiang district, city of Shanghai); and (b) the electricity supply facility located at No. 999 Chen Chun Road, Xingqiao Town, Songjiang County, Shanghai (a plot of land at No. 375 Songjiang district, city of Shanghai).

Furthermore, Party A currently leases No. 4 building, No. 5 building and other ancillary facilities within the original facility located at No. 999 Chen Chun Road, Xingqiao Town, Songjiang County, Shanghai (a plot of land at No. 375 Songjiang district, city of Shanghai).

This Supplement Agreement shall be made effective after Party A and Party B’s legal representatives or authorized representatives sign this Supplement Agreement along with corporate stamps sealed on this Supplement Agreement by both parties. This Supplement Agreement only supplements the address of the lease buildings so that Party A can apply for change of address with Shanghai Industry and Commerce Bureau. All other terms and conditions of the lease shall be based on the terms and conditions of the Original Lease Agreement, dated January 31, 2002, and signed by both parties in Shanghai.